Exhibit 99.1

                                    Annex A

                          Prepayment Charge Schedule

      The table below indicates the type of prepayment charge applicable to the Mortgage Loans, the number of years after origination during which each type of prepayment charge applies and the number and aggregate Stated Principal Balance of the Mortgage Loans with each type of prepayment charge.


---------------------------------------------------------------------
                                                  Aggregate Stated
Prepayment Charge Type         Mortgage Loans    Principal Balance
---------------------------------------------------------------------
1% on 80% of the prepaid
principal balance
---------------------------------------------------------------------
   3 years                            2         $        254,000.00
---------------------------------------------------------------------
1% of the prepaid principal
balance
---------------------------------------------------------------------
   30 Months                          6         $      1,186,524.75
---------------------------------------------------------------------
   3 years                           76         $     18,011,491.45
---------------------------------------------------------------------
2 months interest on 100% of
the prepaid principal balance
---------------------------------------------------------------------
   1 years                            1         $         92,000.00
---------------------------------------------------------------------
   3 years                           24         $      8,169,133.05
---------------------------------------------------------------------
2 months interest on 66% of
the prepaid principal balance
---------------------------------------------------------------------
   1 year                             7         $      3,080,504.05
---------------------------------------------------------------------
   3 years                           48         $     16,534,175.40
---------------------------------------------------------------------
2% of the prepaid principal
balance
---------------------------------------------------------------------
   1 year                             1         $        677,255.00
---------------------------------------------------------------------
   2 years                            1         $        168,000.00
---------------------------------------------------------------------
   3 years                           41         $     14,165,963.27
---------------------------------------------------------------------
3 months interest on 100% of
the prepaid principal balance
---------------------------------------------------------------------
   1 year                             2         $        483,500.00
---------------------------------------------------------------------
   3 years                            6         $      2,119,767.23
---------------------------------------------------------------------
5% of the prepaid principal
balance
---------------------------------------------------------------------
   1 year                             1         $        168,000.00
---------------------------------------------------------------------
   3 years                            2         $        611,486.37
---------------------------------------------------------------------
5% and 4% of the prepaid
principal balance for
prepayments during the first
and second year,
respectively, after
origination                           1         $        154,758.60
---------------------------------------------------------------------
5%, 4% and 3% of the prepaid
principal balance for                 1         $        204,252.13
prepayments during the
first, second and third
year, respectively, after
origination
---------------------------------------------------------------------
6 months interest on 80% of
the prepaid principal balance
---------------------------------------------------------------------
   6 months                           1         $        368,719.22
---------------------------------------------------------------------
   1 year                            151        $     64,525,947.22
---------------------------------------------------------------------
   2 years                           10         $      4,414,706.08
---------------------------------------------------------------------
   3 years                          2,242       $    845,107,063.16
---------------------------------------------------------------------
   5 years                            1         $        384,663.27
---------------------------------------------------------------------
No Prepayments                       715        $    333,982,214.41
---------------------------------------------------------------------
Total                               3,340       $  1,314,864,124.66
---------------------------------------------------------------------



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